The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive VP and Chief Financial Officer
Christine Battist, Director Investor Relations
Earnings Conference Call - 3 Quarter Fiscal 2011
Thursday, March 31, 2011
rd
Exhibit 99.1

CR's
100 Best
2011

CRO
CORPORATE RESPONSIBILITY OFFICER

Mosaic

Mosaic Named to Corporate Responsibility
Magazine 12th Annual 100 Best Corporate
Citizens List
Slide 2
The 100 Best Corporate Citizens List is based on over 360 data points of publicly-
available information in seven categories: Environment, Climate Change, Human Rights,
Philanthropy, Employee Relations, Financial Performance, and Governance.
The 100 Best Corporate Citizens are selected from among the large-cap Russell 1000 companies

Safe Harbor Statement
Slide 3
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future strategic plans and other statements about future financial and operating results, including statements about the proposed split-off by Cargill, Incorporated of its equity interest in The Mosaic Company and related transactions (the “Split-Off”), the terms and effects of the proposed Split-Off, the nature and impact of the proposed Split-Off and benefits of the proposed Split-Off.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S.
Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into
Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit;
other difficulties or delays in receiving, or increased costs of, or revocation of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central
Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental obligations, or Canadian resource taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan, potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals; the possibility that the expected timeline for the proposed Split-Off may be delayed or the proposed Split-Off may not occur, or that there may be difficulties with realizing the benefits of the proposed Split-Off; and other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Important Information
Slide 4
In connection with the proposed split-off transaction, GNS II (U.S.) Corp. (“M Holdings”) has filed with the SEC a Registration Statement on Form
S-4 that includes a proxy statement of Mosaic that also constitutes a prospectus of M Holdings. Mosaic will deliver the final proxy statement/prospectus to its stockholders. Investors and holders of Mosaic securities are strongly encouraged to read the proxy statement/prospectus (and any other relevant documents filed with the SEC) when it becomes available because it will contain important information relating to the proposed transaction. You may obtain a free copy of the proxy statement/prospectus (when available)
and other related documents filed by Mosaic and M Holdings with the SEC, without charge, at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Mosaic’s website at
www.mosaicco.com under the tab “Investors”.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as
amended. Accordingly, the proxy solicitation for the merger described in this communication has not commenced. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.
Participants in this Transaction
Mosaic and M Holdings and their respective directors, executive officers and certain other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Mosaic’s stockholders with respect to the proposed transaction.
Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Mosaic stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus filed with the SEC. You can find information about the executive officers and directors of Mosaic in its Annual Report on Form 10-K for the fiscal year ended May 31, 2010 filed with the SEC on July 23,
2010 and in its definitive proxy statement filed with the SEC on August 24, 2010. You can obtain free copies of these documents from Mosaic using the website information above. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the final proxy statement/prospectus and other material to be filed with the SEC in connection with the proposed transaction.

Net Sales $2,214.3 $1,731.9 $7,077.4 $4,898.8
Gross Margin $853.6 $476.5 $2,126.6 $1,005.7
% of net sales 39% 28% 30% 21%
Net Earnings $542.1 $222.6 $1,865.4 $431.0
% of net sales 24% 13% 26% 9%
Diluted EPS $1.21 $0.50 $4.17
(a)
$0.97
Effective Tax Rate 24% 35% 23% 32%
Cash Flow Provided by Operations $365.9 $476.7 $1,453.8 $823.9
Cash and Cash Equivalents as of Feb 28, 2011 & Feb 29, 2010 $3,352.1 $2,291.8
Financial Results
Slide 5
(a)
Includes an after tax gain of $570 million, or $1.27 per share, on the sale of our interest in Fosfertil S.A.
Three Months Ended
Nine Months Ended
In millions, except per share amounts
2/28/2011 2/29/2010 2/28/2011 2/29/2010

Phosphates Segment Highlights
Slide 6
Q3 FY11 Q2 FY11 Q3 FY10
IN MILLIONS, EXCEPT DAP PRICE
Net sales $1,458.0 $1,974.0 $1,020.7
Gross Margin $454.2 $476.3 $114.0
% of net sales 31% 24% 11%
Operating earnings $371.8 $402.3 $52.9
Sales volumes 2.4 3.7 2.5
NA production volume (a) 2.0 2.1 1.9
Avg DAP selling price $543 $461 $336
Third quarter year over year highlights:
• Higher selling prices, partially offset by higher raw material costs
• Finished product operating rate of 83% vs. 75% a year ago
• Exceptional mining performance
(a)
Includes crop nutrient dry concentrates and animal feed ingredients
OPERATING EARNINGS BRIDGE
$ IN MILLIONS
0
100
200
300
400
500
600
Q3 FY10 OE Selling price Raw materials Other Q3 FY11 OE

Potash Segment Highlights
Slide 7
Q3 FY11 Q2 FY11 Q3 FY10
IN MILLIONS, EXCEPT MOP PRICE
Net sales $757.7 $699.0 $730.0
Gross Margin $411.6 $285.2 $352.0
% of net sales 54% 41% 48%
Operating earnings $413.9 $251.5 $326.0
Sales volumes 1.9 1.8 1.9
Production volume 2.0 1.7 1.3
Avg MOP selling price $358 $331 $356
Third quarter year over year highlights:
• Operating earnings improvement due to favorable effect of higher production volume, increased selling prices and insurance recoveries
• Operating rate 90% vs. 59% a year ago
• Lean producer inventories
(a)  Includes insurance recoveries of $38.2 million
OPERATING EARNINGS BRIDGE
$ IN MILLIONS
0
50
100
150
200
250
300
350
400
450
Q3 FY10 OE Production costs Sales price Other(a) Q3 FY11 OE

Category Guidance
Phosphates
Record demand in 2011
Higher sulfur and ammonia costs
Q4 Sales volume 2.5 – 2.9 million tonnes
Q4 DAP selling price $560 - $590 per tonne
Q4 Operating rate above 85%
Potash
Record demand in 2011
North American producer inventories to remain low
Q4 Sales volume 1.9 – 2.2 million tonnes
Q4 MOP selling price $385 - $415 per tonne
Q4 Operating rate above 90%
Capital Expenditures $1.2 - $1.4 billion
Canadian Resource Taxes and Royalties $250 – $300 million
SG&A $360 – $380 million
Effective Tax Rate
(a)
Mid to upper 20 percent range
Financial Guidance – Fiscal 2011
Slide 8
(a) Effective tax rate excludes items related to the Fosfertil sale.

The Mosaic Company Earnings Conference Call - 3 rd Quarter Fiscal 2011 Thursday, March 31, 2011

Factors We Are Watching
• Commodity prices
– Outstanding underlying fundamentals
– Sensitive to weather and geopolitical developments
– Tight stock to use ratios
• Weather and North American planting conditions
• Supply uncertainties
– Ma’aden timing
– Raw material uncertainty
– China export duties
– Political unrest
– South Fort Meade litigation
– Timing of potash brownfield projects
Slide 10

Have We Been Here Before?
Slide 11
Key differences between 2008 and
now:
Less raw material price
pressure
Lean distribution pipeline,
cautious buying behavior
Relative cost of nutrients
well within historic norms
Crop Nutrient Price Index:  NPK weighting based on US nutrient use from 2005/06 through 2007/08, indexed to average prices in 2000 = 100
Crop Price Index:  Crop price weighting based on US Corn/Wheat/Soybean acreage in 2007, indexed to average prices in 2000 = 100
Source:  Mosaic
CROP NUTRIENT AFFORDABILITY IN THE U.S.
CROP NUTRIENT PRICE INDEX/CROP PRICE INDEX
0.5
1.0
1.5
2.0
2.5
2000 2002 2004 2006 2008 2010
CALENDAR YEAR

Mosaic:  An Agricultural
Leader
Successful execution of our strategic
priorities is paying off:
•
• Strong cash flow and balance sheet
• Potash:
– Growing volume through expansions
• Phosphates:
– Operational excellence
– Global scale and reach
– Premium products
Slide 12
Phosphate and Potash Balanced portfolio –

The Mosaic Company Earnings Conference Call - 3 rd Quarter Fiscal 2011 Thursday, March 31, 2011

Appendix
Change
Estimated Change in
Pre-Tax Earnings
($ in millions)
Estimated
Change in Annual
EPS
MOP Price ($/tonne)
$50 $381 $0.61
Potash Volume (000 tonnes)
500 $124 $0.20
DAP Price ($/tonne)
$50 $417 $0.67
Phosphates Volume (000 tonnes)
500 $114 $0.18
Sulfur ($/lt)
$25 $90 $0.15
Ammonia ($/tonne)
$25 $45 $0.07
Natural Gas ($/mmbtu)
$0.25 $9 $0.01
(a) These factors do not change in isolation; actual results could vary from the above estimates
Earnings Sensitivity to Key Drivers
(a)
Slide 14